UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 2, 2007
THE CORPORATE EXECUTIVE BOARD COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24799	52-2056410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pennsylvania Avenue, NW
Suite 6000,
Washington, DC	20006
(Address of Principal Executive Offices)	(Zip Code)
(202) 777-5000
(Registrant’s Telephone Number,
Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (d) Election of Director
On July 2, 2007, The Corporate Executive Board Company (the “Company”) named Stephen M. Carter and Gregor S. Bailar to its Board of Directors. In addition, in a press release on July 2, 2007, the Company announced the appointment of Stephen M. Carter and Gregor S. Bailar to its Board of Directors. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	The Corporate Executive Board Company’s press release naming Stephen M. Carter and Gregor S. Bailar to its Board of Directors

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company

By: /s/ Timothy R. Yost
Timothy R. Yost
Chief Financial Officer

Date: July 6, 2007

Exhibit Index

Exhibit No.	Description
99.1	The Corporate Executive Board Names Stephen M. Carter and Gregor S. Bailar to its Board of Directors